UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Wells REIT II

2012 Annual Proxy

PLEASE DON’T WAIT-VOTE TODAY!

With your proxy card handy, just choose one of the three easy voting options.

Phone

Call toll-free

888-218-4371 and follow the recorded instructions.

Online

Go to www.WellsREITII.com/proxy and follow the instructions.

Mail

Sign, date, detach, and return your proxy card in the postage-paid envelope provided.

If you’ve misplaced your proxy card, please call Wells Client Services at 800-557-4830 for a replacement.

Your proxy vote must be received by 1:30 p.m. (ET), July 18, 2012, but please don’t wait — vote today!

WELLS

RT2MPFLYI1202-0136R

© 2012 Wells Real Estate Funds